                                                                    EXHIBIT 10.8

                             PREVIEW SYSTEMS, INC.
                             ---------------------

                  THIRD AMENDED AND RESTATED RIGHTS AGREEMENT
                  -------------------------------------------

     This Third Amended and Restated Rights Agreement (the "Agreement") is made
                                                            ---------
as of the ____ day of ________, 1999, by and among Preview Systems, Inc., a Delaware corporation (the "Company") and certain purchasers of the Company's
                           -------
Preferred Stock (each, an "Investor," and collectively, the "Investors") set
                           --------                          ---------
forth on Exhibit A hereto. This Agreement amends and restates in its entirety the Second Amended and Restated Rights Agreement (the "Prior Agreement") by and
                                                       ---------------
among the Company and certain purchasers of the Company's Preferred Stock listed on Exhibit A thereto dated as of July 2, 1999.

     In consideration of the mutual promises and covenants hereinafter set forth, the parties agree as follows:

                                   SECTION 1

                       Restrictions on Transferability;
                       --------------------------------
                              Registration Rights
                              -------------------

     1.1  Certain Definitions.  As used in this Agreement, the following terms
          -------------------
shall have the following respective meanings:

          "Commission" shall mean the Securities and Exchange Commission or any
           ----------
other federal agency at the time administering the Securities Act.

          "Conversion Shares" means the Common Stock issued or issuable upon
           -----------------
conversion of the Preferred Shares.

          "Holder" shall mean any Investor holding Registrable Securities and
           ------
any person holding Registrable Securities to whom the rights under this Agreement have been transferred in accordance with Section 1.14 hereof. Notwithstanding the foregoing, for purposes of Sections 1.6, 1.9 (as it applies to Section 1.6), 1.10 (as it applies to Section 1.6), 1.11-1.16 and 3 only, the term Holder shall also include the Registered Holder (as defined in the Warrant dated October 19, 1999 between the Company and Virgin Holdings, Inc. (the

"Virgin Holdings Warrant")).
 -----------------------

          "Initiating Holders" shall mean any Investors or transferees of
           ------------------
Investors under Section 1.14 hereof who in the aggregate are Holders of not less than thirty percent (30%) of the Registrable Securities.

          "Preferred Shares" shall mean (i) the Company's Series A Preferred
           ----------------
Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series E Preferred Stock, Series F Preferred Stock and Series G Preferred Stock and (ii) 5,400 shares of Series F Preferred

Stock subject to a warrant held by FirstCorp First Portland Corporation dated November 19, 1998.

          The terms "register," "registered" and "registration" refer to a
                     --------    ----------       ------------
registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

          "Registration Expenses" shall mean all expenses incurred by the
           ---------------------
Company in complying with Sections 1.5, 1.6 and 1.7 of this Agreement, including, without limitation, all registration, qualification and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, blue sky fees and expenses, and the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company which shall be paid in any event by the Company).

          "Registrable Securities" means  (i)  the Conversion Shares and (ii)
           ----------------------
any Common Stock of the Company issued or issuable in respect of the Preferred Shares or Conversion Shares or other securities issued or issuable with respect to the Preferred Shares or Conversion Shares upon any stock split, stock dividend, recapitalization, or similar event, or any Common Stock otherwise issued or issuable with respect to the Conversion Shares or Preferred Shares;

provided, however, (x) that for the purposes of Section 1.5, 1.7 and 1.14 the
--------  -------
shares listed in the foregoing clauses (i) and (ii) related to the 5,400 shares of Series F Preferred Stock subject to a warrant held by FirstCorp First Portland Corporation dated November 19, 1998 shall not be deemed Registrable Securities and FirstCorp First Portland Corporation shall not be deemed a Holder and (y) that shares of Common Stock or other securities shall only be treated as Registrable Securities if and so long as they have not been (A) sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction, or (B) sold in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act under
Section 4(1) thereof so that all transfer restrictions and restrictive legends with respect thereto are removed upon the consummation of such sale. Notwithstanding the foregoing, for purposes of Sections 1.6, 1.9 (as it applies to Section 1.6), 1.10 (as it applies to Section 1.6), 1.11-1.16 and 3 only, the term Registrable Securities shall also include the Warrant Stock (as defined in the Virgin Holdings Warrant).

          "Restricted Securities" shall mean the securities of the Company
           ---------------------
required to bear the legend set forth in Section 1.3 of this Agreement.

          "Securities Act" shall mean the Securities Act of 1933, as amended, or
           --------------
any similar federal statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

          "Selling Expenses" shall mean all underwriting discounts, selling
           ----------------
commissions and stock transfer taxes applicable to the securities registered by the Holders and all fees and disbursements of counsel for the Holders (except as provided by Section 1.9).

     1.2  Restrictions.  The Preferred Shares and the Conversion Shares shall
          ------------
not be sold, assigned, transferred or pledged except upon the conditions specified in this Agreement, which conditions are intended to ensure compliance with the provisions of the Securities Act. The Investors will cause any proposed purchaser, assignee, transferee or pledgee of the Preferred Shares and the Conversion Shares to agree to take and hold such securities subject to the provisions and upon the conditions specified in this Agreement.

     1.3  Restrictive Legend.  Each certificate representing  (i) the
          ------------------
Preferred Shares, (ii) the Conversion Shares and (iii) any other securities issued in respect of the securities referenced in clauses (i) and (ii) upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event, shall (unless otherwise permitted by the provisions of Section 1.4 below) be stamped or otherwise imprinted with legends in the following form (in addition to any legend required under applicable state securities laws):

     "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. SUCH SHARES MAY NOT BE SOLD, TRANSFERRED OR PLEDGED IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS THE COMPANY RECEIVES AN OPINION OF COUNSEL (WHICH MAY BE COUNSEL FOR THE COMPANY) REASONABLY ACCEPTABLE TO IT STATING THAT SUCH SALE OR TRANSFER IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SAID ACT."

     "THE SHARES REPRESENTED BY THIS CERTIFICATE MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF AN AGREEMENT BETWEEN THE COMPANY AND THE STOCKHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY."

     Each Investor and Holder consents to the Company making a notation on its records and giving instructions to any transfer agent of the Restricted Securities in order to implement the restrictions on transfer established in this Section 1.

     1.4  Notice of Proposed Transfers.  The holder of each certificate
          ----------------------------
representing Restricted Securities, by acceptance thereof, agrees to comply in all respects with the provisions of this Section 1. Prior to any proposed sale, assignment, transfer or pledge of any Restricted Securities, unless there is in effect a registration statement under the Securities Act covering the proposed transfer, the holder thereof shall give written notice to the Company of such holder's intention to effect such transfer, sale, assignment or pledge. Each such notice shall describe the manner and circumstances of the proposed transfer, sale, assignment or pledge in sufficient detail, and shall be accompanied at such holder's expense by either (i) an unqualified written opinion of legal counsel who shall, and whose legal opinion shall be, reasonably satisfactory to the Company, addressed to the Company, to the effect that the proposed transfer of the Restricted Securities may be effected without registration under the Securities Act, or (ii) a "no action" letter from the Commission to the effect that the transfer of such securities without registration will not result in a recommendation by the staff of the Commission that action be taken with respect thereto, whereupon the holder of such Restricted Securities shall be entitled to transfer such Restricted Securities in accordance with the terms of the notice delivered by the holder to the Company. The Company will not require such a legal opinion or "no action" letter (a) in any transaction in compliance with Rule 144, (b) in any transaction in which an Investor which is a corporation distributes Restricted Securities after six (6) months after the purchase thereof solely to its majority-owned subsidiaries or affiliates for no consideration, or (c) in any transaction in which an Investor which is a partnership distributes Restricted Securities after six (6) months after the purchase thereof solely to partners thereof for no consideration, provided that each transferee agrees in writing to be subject to the terms of this Section 1.4. Each certificate evidencing the Restricted Securities transferred as above provided shall bear, except if such transfer is made pursuant to Rule 144, the appropriate restrictive legend set forth in Section
1.3 above, except that such certificate shall not bear such restrictive legend if, in the opinion of counsel for such holder and the Company, such legend is not required in order to establish compliance with any provisions of the Securities Act.

     1.5  Requested Registration  .
          ----------------------

          (a)   Request for Registration.  In case the Company shall receive
                ------------------------
from Initiating Holders a written request that the Company effect any registration, qualification or compliance with respect to the Registrable Securities, the anticipated aggregate offering price, net of underwriting discounts and commissions, which would equal or exceed $10,000,000, the Company will:

                (i) promptly give written notice of the proposed registration, qualification or compliance to all other Holders; and

               (ii) as soon as practicable, use its best efforts to effect such registration, qualification or compliance (including, without limitation, the execution of an undertaking to file post-effective amendments, appropriate qualification under applicable blue sky or other state securities laws and appropriate compliance with applicable regulations issued under the Securities Act and any other governmental requirements or regulations) as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any Holder or Holders joining in such request as are specified in a written request received by the Company within thirty (30) days after receipt of such written notice from the Company; provided, however, that the Company shall not be obligated to take
             --------  -------
any action to effect any such registration, qualification or compliance pursuant to this Section 1.5:

                       (1) In any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act;

                       (2)  Prior to June 30, 2001;

                       (3) During the one hundred eighty (180) day period commencing on the effective date of the registration statement pertaining to the initial public offering of securities of the Company;

                       (4) If the Company delivers notice to the Holders within thirty (30) days of any registration request of its intent to file a registration statement for an initial public offering of securities within ninety (90) days;

                       (5) After the Company has effected two (2) such registrations pursuant to this subparagraph 1.5(a), such registration has been declared or ordered effective and the securities offered pursuant to such registration have been sold; or

                       (6) If the Company shall furnish to such Holders a certificate, signed by the President of the Company, stating that in the good faith judgment of the Board of Directors it would be seriously detrimental to the Company or its stockholders for a registration statement to be filed in the near future, then the Company's obligation to use its best efforts to register, qualify or comply under this Section 1.5 shall be deferred for a period not to exceed ninety (90) days from the date of receipt of written request from the Initiating Holders; provided, however, that this right to delay any requested registration statement shall not be utilized more than once in any twelve (12) month period.

     Subject to the foregoing clauses (1) through (6), the Company shall file a registration statement covering the Registrable Securities so requested to be registered as soon as practicable after receipt of the request or requests of the Initiating Holders.

          (b) Underwriting.  In the event that a registration pursuant to
              ------------
Section 1.5 is for a registered public offering involving an underwriting, the Company shall so advise the Holders as part of the notice given pursuant to
Section 1.5(a)(i).  The right of any Holder to registration pursuant to Section
1.5 shall be conditioned upon such Holder's participation in the underwriting arrangements required by this Section 1.5 and the inclusion of such Holder's Registrable Securities in the underwriting, to the extent requested, to the extent provided in this Agreement.

     The Company shall (together with all Holders proposing to distribute their securities through such underwriting) enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by a majority in interest of the Initiating Holders (which managing underwriter shall be reasonably acceptable to the Company). Notwithstanding any other provision of this Section 1.5, if the managing underwriter advises the Initiating Holders in writing that marketing factors require a limitation of the number of shares to be underwritten, then the Company shall so advise all Holders of Registrable Securities and the number of shares of Registrable Securities that may be included in the registration and underwriting shall be allocated among all Holders thereof in proportion, as nearly as practicable, to the respective amounts of Registrable Securities held by such Holders at the time of filing the registration statement. No Registrable Securities excluded from the underwriting by reason of the underwriter's marketing limitation shall be included in such registration. To facilitate the allocation of shares in accordance with the above provisions, the Company or the underwriters may round the number of shares allocated to any Holder to the nearest 100 shares.

     If any Holder of Registrable Securities disapproves of the terms of the underwriting, such person may elect to withdraw therefrom by written notice to the Company, the managing underwriter and the Initiating Holders. The Registrable Securities and/or other securities so withdrawn shall also be withdrawn from registration, and such Registrable Securities shall not be transferred in a public distribution prior to one hundred eighty (180) days after the effective date of such registration.

     1.6  Company Registration.
          --------------------

          (a) Notice of Registration.  If at any time or from time to time, the
              ----------------------
Company shall determine to register any of its securities, either for its own account or the account of a security holder or holders other than (i) a registration relating solely to employee benefit plans, or (ii) a registration relating solely to a Commission Rule 145 transaction, the Company will:

                  (i)   promptly give to each Holder written notice thereof; and

                 (ii) include in such registration (and any related qualification under blue sky laws or other compliance), and in any underwriting involved in such registration, all the Registrable Securities specified in a written request or requests received within thirty (30) days after receipt of such written notice from the Company by any Holder, but only to the extent (subject to the 25% requirement set forth in paragraph 1.6(b)) that such inclusion will not diminish the number of securities included by the Company or by holders of the Company's securities who have demanded such registration.

          (b) Underwriting.  If the registration of which the Company gives
              ------------
notice is for a registered public offering involving an underwriting, the Company shall so advise the Holders as a part of the written notice given pursuant to Section 1.6(a)(i). In such event, the right of any Holder to registration pursuant to Section 1.6 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company and the other holders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by the Company (or by the holders who have demanded such registration). Notwithstanding any other provision of this Section 1.6, if the managing underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the managing underwriter may limit the registrable securities to be included in such registration to a minimum of 25% of the total shares to be included in such underwriting or exclude them entirely in the case of the Company's initial public offering (provided that only primary shares to be issued by the Company are being registered in such initial public offering).
The Company shall so advise all Holders and the other holders distributing their securities through such underwriting pursuant to piggyback registration rights similar to this Section 1.6, and the number of shares of Registrable Securities and other securities that may be included in the registration and underwriting shall be first allocated among all Holders in proportion, as nearly as practicable, to the respective amounts of Registrable Securities held by such Holders at the time of filing the registration statement, and after satisfaction of the requirements of the Holders, the remaining shares that may be included in the registration and underwriting shall be allocated among the selling security holders (other than any such selling security holder that initiated the registration pursuant to demand registration rights) in proportion, as nearly as practicable, to the respective amounts of Registrable Securities held by such other security holders at the time of filing of the registration statement. To facilitate the allocation of shares in accordance with the above provisions, the Company or the underwriters may round the number of shares allocated to any Holder or other holder to the nearest 100 shares. If any Holder or other holder disapproves of the terms of any such underwriting, he or she may elect to withdraw therefrom by written notice to the Company and the managing underwriter. Any securities excluded or withdrawn from such underwriting shall be withdrawn from such registration, and shall not be transferred in a public distribution prior to one hundred eighty (180) days (or such shorter period of time as the underwriters may require) after the effective date of the registration statement relating thereto (the "Lock-Up Period"); provided,
                                              --------------
however, that if such registration is not the Company's initial public offering such Lock-Up Period shall be ninety (90) days unless the managing underwriter determines that marketing factors require a longer period in which case the Lock-Up period shall be specified by the managing underwriter but shall not exceed one hundred eighty (180) days.

          (c) Notwithstanding any other provision of this Section 1.6, if the Company files a registration statement for an initial public offering on or before December 31, 1999, the Company shall not be required to give notice of such initial public offering to each Holder and it shall not be required to include any shares other than the primary shares of the Company in such registration.

     1.7  Registration on Form S-3.
          ------------------------

          (a) If any Holder or Holders of the then outstanding Registrable Securities request that the Company file a registration statement on Form S-3 (or any successor form to Form S-3) for a public offering of shares of the Registrable Securities, the reasonably anticipated aggregate price to the public of which, net of underwriting discounts and commissions, would exceed $1,000,000, and the Company is a registrant entitled to use Form S-3 to register the Registrable Securities for such an offering, the Company shall use its best efforts to cause such Registrable Securities to be registered for the offering on such form; provided, however, that the Company shall not be required to
              --------- --------
effect more than two registrations pursuant to this Section 1.7 in any twelve
(12) month period. The Company will (i) promptly give written notice of the proposed registration to all other Holders, and (ii) as soon as practicable, use its best efforts to effect such registration (including, without limitation, the execution of an undertaking to file post-effective amendments, appropriate qualification under applicable blue sky or other state securities laws and appropriate compliance with applicable regulations issued under the Securities Act and any other governmental requirements or regulations) as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such

Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any Holder or Holders joining in such request as are specified in a written request received by the Company within thirty (30) days after receipt of such written notice from the Company. The substantive provisions of Section 1.5(b) shall be applicable to each registration initiated under this Section 1.7.

          (b) Notwithstanding the foregoing, the Company shall not be obligated to take any action pursuant to this Section 1.7: (i) in any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act, (ii) during the period starting with the date sixty (60) days prior to the filing of, and ending on a date three (3) months following the effective date of, a registration statement (other than with respect to a registration statement relating to a Rule 145 transaction, an offering solely to employees or any other registration which is not appropriate for the registration of Registrable Securities), provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective, or (iii) if the Company shall furnish to such Holder a certificate signed by the president of the Company stating that, in the good faith judgment of the Board of Directors, it would be seriously detrimental to the Company or its stockholders for registration statements to be filed in the near future, then the Company's obligation to use its best efforts to file a registration statement shall be deferred for a period not to exceed ninety (90) days from the receipt of the request to file such registration by such Holder or Holders; provided, however, that this right to delay any requested registration shall not be utilized more than once in any twelve (12)-month period.

     1.8  Limitations on Subsequent Registration Rights.  From and after the
          ---------------------------------------------
date of this Agreement, unless approved by Holders of at least a majority of the Registrable Securities issued or issuable upon conversion of the Preferred Stock, the Company shall not enter into any agreement granting any holder or prospective holder of any securities of the Company registration rights with respect to such securities unless such new registration rights, including standoff obligations, are subordinate to the registration rights granted Holders under this Agreement.

     1.9  Expenses of Registration.   All Registration Expenses incurred in
          ------------------------
connection with any registration pursuant to Sections 1.5, 1.6 and 1.7 and the reasonable cost of one special legal counsel to represent all of the Holders together in any such registration shall be borne by the Company, provided that the Company shall not be required to pay the Registration Expenses of any registration proceeding begun pursuant to Section 1.5, the request of which has been subsequently withdrawn by the Initiating Holders. In such case, the Holders of Registrable Securities to have been registered shall bear all such Registration Expenses pro rata on the basis of the number of shares to have been registered. Notwithstanding the foregoing, however, if at the time of the withdrawal, the Holders have learned of a material adverse change in the condition, business or prospects of the Company from that known to the Holders at the time of their request, of which the Company had knowledge at the time of the request, then the Holders shall not be required to pay any of said Registration Expenses. Unless otherwise stated, all other

Selling Expenses relating to securities registered on behalf of the Holders shall be borne by the Holders of the registered securities included in such registration pro rata on the basis of the number of shares so registered.

     1.10  Registration Procedures.  In the case of each registration,
           -----------------------
qualification or compliance effected by the Company pursuant to this Section 1, the Company will keep each Holder advised in writing as to the initiation of each registration, qualification and compliance and as to the completion thereof. At its expense the Company will:

           (a) Prepare and file with the Commission a registration statement with respect to such securities and use its best efforts to cause such registration statement to become and remain effective for at least one hundred eighty (180) days or until the distribution described in the registration statement has been completed; and

           (b) Furnish to the Holders participating in such registration and to the underwriters of the securities being registered such reasonable number of copies of the registration statement, preliminary prospectus, final prospectus and such other documents as such underwriters may reasonably request in order to facilitate the public offering of such securities.

     1.11  Indemnification.
           ---------------

           (a) The Company will indemnify each Holder, each of its officers and directors and partners, and each person controlling such Holder within the meaning of Section 15 of the Securities Act, with respect to which registration, qualification or compliance has been effected pursuant to this Section 1, and each underwriter, if any, and each person who controls any underwriter within the meaning of Section 15 of the Securities Act, against all expenses, claims, losses, damages or liabilities (or actions in respect thereof), including any of the forego ing incurred in settlement of any litigation, commenced or threatened, brought by a third party, arising out of or based on any of the following statements, omissions or violations (each, a "Violation"): (i) any
                                                        ---------
untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, offering circular or other document, or any amendment or supplement thereto, incident to any such registration, qualification or compliance, (ii) any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, or (iii) any violation by the Company of any rule or regulation promulgated under the Securities Act applicable to the Company in connection with any such registration, qualification or compliance, and the Company will reimburse each such Holder, each of its officers and directors, and each person controlling such Holder, each such underwriter and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating, preparing or defending any such claim, loss, damage, liability or action, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission or alleged untrue statement or omission, made in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Holder, controlling person or underwriter and stated to be specifically for use therein.

          (b) Each Holder will, if Registrable Securities held by such Holder are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Company, each of its directors and officers, each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of Section 15 of the Securities Act, and each other such Holder, each of its officers and directors and each person controlling such Holder within the meaning of Section 15 of the Securities Act, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any Violation, and will reimburse the Company, such Holders, such directors, officers, persons, underwriters or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Holder and stated to be specifically for use therein; provided, however, that in no event (except in the case of gross negligence or willful fraud) shall any indemnity under this Section 1.11(b) exceed the net proceeds from the offering received by such Holder upon the sale of Registrable Securities included in such registration.

          (c) Each party entitled to indemnification under this Section 1.11 (the "Indemnified Party") shall give notice to the party required to provide
      -----------------
indemnification (the "Indemnifying Party") promptly after such Indemnified Party
                      ------------------
has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party's expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 1 unless the failure to give such notice is materially prejudicial to an Indemnifying Party's ability to defend such action. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

          (d) The foregoing indemnity agreements of the Company and Holders are subject to the condition that, insofar as they relate to any Violation made in a preliminary prospectus, but eliminated or remedied in the amended prospectus on file with the Securities and Exchange Commission at the time the registration statement in question becomes effective or the amended prospectus is filed with the Securities and Exchange Commission pursuant to Rule 424(b) of the Securities Act (the "Final Prospectus"), such indemnity agreement shall not inure to the
          ----------------
benefit of any person if a copy of the Final Prospectus was furnished to the indemnified party and was not furnished to the person asserting the loss, liability, claim or damage at or prior to the time such action is required by the Securities Act.

     1.12 Information by Holder.  The Holder or Holders of Registrable
          ---------------------
Securities included in any registration shall furnish to the Company such information regarding such Holder or Holders, the Registrable Securities held by them and the distribution proposed by such Holder or Holders as the Company may request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Section 1.

     1.13 Rule 144 Reporting.  With a view to making available the benefits of
          ------------------
certain rules and regulations of the Commission which may at any time permit the sale of the Restricted Securities to the public without registration, after such time as a public market exists for the Common Stock of the Company, the Company agrees to use its best efforts to:

          (a) Make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times after the effective date that the Company becomes subject to the reporting requirements of the Securities Act or the Securities Exchange Act of 1934, as amended (the "Exchange Act");
              ------------

          (b) File with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements); and

          (c) So long as an Investor owns any Restricted Securities, to furnish to the Investor forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of said Rule 144 (at any time after ninety (90) days after the effective date of the first registration statement filed by the Company for an offering of its securities to the general public), and of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company and other information in the possession of or reasonably obtainable by the Company as an Investor may reasonably request in availing itself of any rule or regulation of the Commission allowing an Investor to sell any such securities without registration.

     1.14 Transfer of Registration Rights.  The rights to cause the Company to
          -------------------------------
register securities granted Investors under Sections 1.5, 1.6 and 1.7 may be assigned to a transferee or assignee reasonably acceptable to the Company in connection with any transfer or assignment of Registrable Securities by an Investor (together with any affiliate); provided, that (a) such transfer may
                                        --------
otherwise be effected in accordance with applicable securities laws, (b) notice of such assignment is given to the Company, and (c) such transferee or assignee
(i) is a wholly-owned subsidiary or constituent partner (including limited partners) or member of such Investor, (ii) is an immediate family member or trust for the benefit of an individual Investor, or (iii) acquires from such Investor the lesser of (x) 50,000 or more shares of Restricted Securities (as appropriately adjusted for stock splits and the like) or (y) all of the Restricted Securities then owned by such Investor, and (d) such transferee or assignee assumes the obligations of the transferring Holder hereunder.

     1.15 Standoff Agreement.  Each Holder agrees in connection with the
          ------------------
Company's initial public offering that, upon request of the Company or the underwriters managing such underwritten initial public offering of the Company's securities, not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any Registrable Securities (other than those included in the registration) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed one hundred eighty (180) days from the effective date of such registration) as may be requested by the Company or such managing underwriters.

     1.16 Termination of Rights.  The rights of any particular Holder to cause
          ---------------------
the Company to register securities under Sections 1.5, 1.6 and 1.7 shall terminate on the earlier of (i) with respect to such Holder following a bona fide firm underwritten public offering (a "Qualifying Offering") of shares of
                                           -------------------
the Company's Common Stock registered under the Securities Act (provided the aggregate offering price, net of underwriting discounts and commissions, exceeds ten million dollars ($10,000,000)) at such time as such Holder is able to dispose of all its Registrable Securities in one three-month period pursuant to the provisions of Rule 144; provided, that such Holder holds Registrable
                            --------
Securities constituting less than 1% of the outstanding voting stock of the Company, or (ii) five (5) years following the effective date of a Qualifying Offering.

                                   SECTION 2

                             Right of Participation
                             ----------------------

     2.1  Investor's Right of Participation.
          ---------------------------------

          (a) Right of Participation.  Subject to the terms and conditions
              ----------------------
contained in this Section 2.1, the Company hereby grants to each Investor holding at least 200,000 Preferred Shares (the "Major Investors") as of the
                                                ---------------
execution date of this Agreement the right of first refusal to purchase its Pro Rata Portion of any New Securities (as defined in subsection 2.1(b)) which the Company may, from time to time, propose to sell and issue. A Major Investor's

"Pro Rata Portion" for purposes of this Section 2.1 is the ratio that (x) the
 ----------------
sum of shares of the Company's Common Stock issued or issuable upon conversion of the Preferred Stock held by such Major Investor bears to (y) the sum of the total number of shares of the Company's Common Stock then-outstanding and the number of shares of the Company's Common Stock issuable upon conversion of the then-outstanding Preferred Stock.

          (b) Definition of New Securities.  Except as set forth below, "New
              ----------------------------                               ---
Securities" shall mean any shares of capital stock of the Company, including
----------
Common Stock and Preferred Stock, whether authorized or not, and rights, options or warrants to purchase said shares of Common Stock or Preferred Stock, and securities of any type whatsoever that are, or may become, convertible into said shares of Common Stock or Preferred Stock. Notwithstanding the
foregoing, "New Securities" does not include (i) the Preferred Shares or the
            --------------
Conversion Shares, (ii) securities offered to the public generally pursuant to a registration statement under the Securities Act, (iii) securities issued pursuant to the acquisition of patents or other intellectual property or assets of another corporation, or the acquisition of another corporation by this corporation by merger, purchase of all or substantially all of the assets or shares or other reorganization or strategic transaction whereby this corporation or its stockholders own not less than a majority of the voting power of the surviving or successor corporation, (iv) shares of the Company's Common Stock or related options convertible into or exercisable for such Common Stock issued to employees, officers and directors of, and consultants, customers, and vendors to, the Company, pursuant to any arrangement approved by the Board of Directors of the Company, (v) shares of the Company's Common Stock or related options convertible into or exercisable for such Common Stock issued to banks, commercial lenders, lessors and other financial institutions in connection with the borrowing of money or the leasing of equipment by the Company, (vi) stock issued pursuant to any rights or agreements, including, without limitation, convertible securities, options and warrants, provided that the Company shall have complied with the rights of participation established by this Section 2.1 with respect to the initial sale or grant by the Company of such rights or agreements, (vii) the Virgin Holdings Warrant (including the Warrant Stock issuable thereunder), (viii) securities issued or issuable to Intel Corporation (or an affiliate of Intel Corporation) in connection with agreements with Intel Corporation (or an affiliate of Intel Corporation) approved by the Board of Directors or (ix) stock issued in connection with any stock split, stock dividend or recapitalization by the Company.

          (c) Notice of Right.  In the event the Company proposes to undertake
              ---------------
an issuance of New Securities, it shall give each Major Investor written notice of its intention, describing the type of New Securities and the price and terms upon which the Company proposes to issue the same. The Major Investors shall have ten (10) days from the date of receipt of any such notice to agree to purchase shares of such New Securities (up to the amount referred to in subsection 2.1(a)), for the price and upon the terms specified in the notice, by giving written notice to the Company and stating therein the quantity of New Securities to be purchased.

          (d) Exercise of Right.  If any Major Investor exercises its right of
              -----------------
participation under this Agreement, the closing of the purchase of the New Securities with respect to which such right has been exercised shall take place within ninety (90) calendar days after the Major Investor gives notice of such exercise, which period of time shall be extended in order to comply with applicable laws and regulations. Upon exercise of such right of first refusal, the Company and the Major Investor shall be legally obligated to consummate the purchase contemplated thereby and shall use their best efforts to secure any approvals required in connection therewith.

          (e) Lapse and Reinstatement of Right.  In the event a Major Investor
              --------------------------------
fails to exercise the right of participation provided in this Section 2.1 within said ten (10) day period, the Company shall offer the securities subject to the participation right to the Major Investors who have subscribed for their full pro rata amounts, pro rata based upon such Major Investors' subscriptions for a period of three (3) days. Thereafter the Company shall have sixty (60) days to sell or enter into an agreement (pursuant to which the sale of New Securities covered thereby shall be closed, if at all, within sixty (60) days from the date of said agreement) to sell the New

Securities not elected to be purchased by such Major Investor at the price and upon the terms no more favorable to the purchasers of such securities than specified in the Company's notice. In the event the Company has not sold the New Securities or entered into an agreement to sell the New Securities within said sixty (60) day period (or sold and issued New Securities in accordance with the foregoing within sixty (60) days from the date of said agreement), the Company shall not thereafter issue or sell any New Securities without first offering such securities to the Investors in the manner provided above.

               (f)  Assignment.  The right of the Major Investors to purchase
                    ----------
any part of the New Securities may be assigned in whole or in part to any partner, subsidiary, affiliate or stockholder of an Investor, or other persons or organizations who acquire the lesser of (i) 100,000 or more shares of Restricted Securities (as adjusted for stock splits and the like) or (ii) all of the Restricted Securities then owned by such Investor.

          2.2  Termination of Right of Participation; Waiver.  The right of
               ---------------------------------------------
participation granted under Section 2.1 of this Agreement shall terminate on and be of no further force or effect upon the earlier of (i) the consummation of the Company's sale of its Common Stock in an underwritten public offering pursuant to an effective registration statement filed under the Securities Act immediately subsequent to which the Company shall be obligated to file annual and quarterly reports with the Commission pursuant to Section 13 or 15(d) of the Exchange Act or (ii) the registration by the Company of a class of its equity securities under Section 12(b) or 12(g) of the Exchange Act. The holders of a majority in interest of the Major Investors, acting together as a separate class, may waive, on behalf of holders of the Major Investors otherwise eligible to participate, the foregoing right of participation.

          2.3  Waiver of Prior Right of Participation.  Pursuant to Section
               --------------------------------------
2.2 of the Prior Agreement, a majority in interest of the Major Investors under the Prior Agreement hereby waive on behalf of all Major Investors any rights they may have pursuant to Section 2.1 of the Prior Agreement, including the right to receive notice of the sale by the Company of its Series G Preferred Stock and notes convertible into its Series G Preferred Stock and to purchase shares of its Series G Preferred Stock and notes convertible into its Series G Preferred Stock.

                                   SECTION 3

                            Miscellaneous; Covenant
                            -----------------------

          3.1  Assignment.  Except as otherwise provided in this Agreement,
               ----------
the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties to this Agreement.

          3.2  Third Parties.  Nothing in this Agreement, express or implied,
               -------------
is intended to confer upon any party, other than the parties to this Agreement, and their respective successors and assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

          3.3  Governing Law.  This Agreement shall be governed by and
               -------------
construed under the laws of the State of California without giving effect to applicable principles of conflicts of law.

          3.4  Counterparts.  This Agreement may be executed in counterparts,
               ------------
each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          3.5  Notices.  Any notice required or permitted by this Agreement
               -------
shall be in writing and shall be sent by prepaid registered or certified mail, return receipt requested, or otherwise delivered by hand or by messenger addressed to the other party at the address shown below or at such other address for which such party gives notice under this Agreement. Such notice shall be deemed to have been given when delivered if delivered personally, or, if sent by mail, at the earlier of its receipt or three (3) days after deposit in the mail.

          3.6  Severability.  If one or more provisions of this Agreement are
               ------------
held to be unenforceable under applicable law, portions of such provisions, or such provisions in their entirety, to the extent necessary, shall be severed from this Agreement, and the balance of this Agreement shall be enforceable in accordance with its terms.

          3.7  Amendment and Waiver.  Except as otherwise provided herein, any
               --------------------
provision of this Agreement may be amended or waived with the written consent of the Company and the Holders of a majority of the Registrable Securities, acting together as a single class. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each Holder of Registrable Securities and the Company. In addition, the Company may waive performance of any obligation owing to it, as to some or all of the Holders of Registrable Securities, or agree to accept alternatives to such performance, without obtaining the consent of any Holder of Registrable Securities. In the event that an underwriting agreement is entered into between the Company and any Holder, and such underwriting agreement contains terms differing from this Agreement, as to any such Holder the terms of such underwriting agreement shall govern. Notwithstanding anything in this Agreement to the contrary, the Company may amend this Agreement solely to add Investors who purchase shares of the Company's Series G Preferred Stock.

          3.8  Rights of Holders.  Each holder of Registrable Securities shall
               -----------------
have the absolute right to exercise or refrain from exercising any right or rights that such holder may have by reason of this Agreement, including, without limitation, the right to consent to the waiver or modification of any obligation under this Agreement, and such holder shall not incur any liability to any other holder of any securities of the Company as a result of exercising or refraining from exercising any such right or rights.

          3.9  Delays or Omissions.  No delay or omission to exercise any
               -------------------
right, power or remedy accruing to any party to this Agreement, upon any breach or default of the other party, shall impair any such right, power or remedy of such non-breaching party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Conversion Shares,Agreement, must be made in writing and shall be effective
only to the extent specifically set forth in such writing.   All remedies,
either under this Agreement, or by law or otherwise afforded to any holder, shall be cumulative and not alternative.

          3.10  Confidentiality.  Each of the Holders agrees to keep
                ---------------
confidential and not to disclose to persons other than his, her or its employees, professional consultants and advisors any information concerning the Company which is confidential or proprietary, including, without limitation, the provisions of this Agreement or any information disclosed pursuant to this Agreement ("Confidential Information"), except as otherwise required by law or
            ------------------------
as deemed necessary by a Holder to be disclosed to his, her or its own general or limited partners. No Confidential Information shall be used or disclosed by a Holder for any purpose except in connection with the transactions contemplated hereunder and in the enforcement of rights hereunder. Each Holder shall use the same level of care with the Confidential Information as he, she or it uses with his, her or its own confidential information. Notwithstanding the foregoing, the restrictions set forth in this Section 3.10 shall not be applicable to any information that is publicly available, any information independently developed by a Holder or his, her or its professional consultants or advisors, any information known to a Holder or his, her or its professional consultants or advisors before the disclosure thereof by the Company, or any information disclosed to a Holder by a person without any confidentiality duty to the Company.

                            (Signature Pages Follow)

     The parties have executed this Investors' Rights Agreement as of the date first above written.

                                    COMPANY:

                                    PREVIEW SYSTEMS, INC.


                                    By:__________________________________

                                    Name:________________________________
                                                    (print)

                                    Title:_______________________________

                                    Address:
                                    1601 S. De Anza Blvd., Suite 100
                                    Cupertino, CA 95014

                                    INVESTORS:

                                    _____________________________________
                                    (Print Name of Investor)


                                    By:__________________________________
                                       (Signature)

                                    Name:________________________________
                                         (Print Name of Person Signing)

                                    Title:_______________________________
                                          (Print Title, If Applicable)

                                    E-mail Address:______________________

                                    Address:_____________________________

                                            _____________________________

                                            _____________________________




[SIGNATURE PAGE TO PREVIEW SYSTEMS, INC. THIRD AMENDED AND RESTATED RIGHTS AGREEMENT]

                                   EXHIBIT A

                                   INVESTORS



          Investor                                  Address
-----------------------------       ----------------------------------------
Telos Venture Partners, L.P.*       2350 Mission College Blvd.
                                    Suite 1070
                                    Santa Clara, CA 95054
                                    Attn: Bruce Bourbon, General Partner

Discovery Ventures II, LLC*         3000 Sand Hill Road
                                    Bldg. 1, Suite 210
                                    Menlo Park, CA 94025
                                    Attn: Arnold Silverman, Manager

RWI Group II, L.P.*                 720 University Avenue
                                    Suite 103
                                    Palo Alto, CA 94301
                                    Attn: Donald A. Lucas

RWI Group III, L.P.*                720 University Avenue
                                    Suite 103
                                    Palo Alto, CA 94301
                                    Attn: Donald A. Lucas

Innovacom *                         One Market Plaza
                                    Steuart Tower Suite 2630
                                    San Francisco, CA 94105
                                    Attn: Aymerik Renard

Donald L. Lucas, SUCC TTEE          3000 Sand Hill Road, Bldg. 3
Donald L. Lucas Profit              Menlo Park, CA 94025
Sharing Trust dtd 1/1/84            Attn: Donald L. Lucas

Brendan Joseph Cassin and           3000 Sand Hill Road, #3-210
Isabel B. Cassin, Trustees          Menlo Park, CA 94025
of the Cassin Family Trust
U/D/T dated January 31, 1996

Sand Hill Financial Company         3000 Sand Hill Road, #3-210
                                    Menlo Park, CA 94025

Santa Clara University              Presidents Office
                                    Attn: Paul Locatelli
                                    500 El Camino Real
                                    Santa Clara, CA 95053

          Investor                                  Address
-----------------------------       ----------------------------------------
Andrew Chase                        c/o Smith Barney
                                    2775 Sand Hill Road, #120
                                    Menlo Park, CA 94025

Teton Capital Company*              3000 Sand Hill Road, #3-210
                                    Menlo Park, CA 94025

Saeed Amidhozour                    American Liquid Packaging Systems
                                    162 Constitution Drive
                                    Menlo Park, CA 94025

Alain Azan                          Sofinnova, Inc.
                                    One Market Plaza
                                    San Francisco, CA 94105

Douglas Rivers*                     64 Spencer Lane
                                    Atherton, CA 94027

David Brady                         1084 Vernier Place
                                    Stanford, CA 93021

Ernest Center                       20709 Wendy Drive
                                    Torrance, CA 90503

William Daniels                     425 Darrell Road
                                    Hillsborough, CA 94010

Jeffrey Dubin                       1510 Ontario Avenue
                                    Pasadena, CA 91103

William Edwards                     Palo Alto Investors
                                    431 Florence Street
                                    Suite 200
                                    Palo Alto, CA 94301

Adolf Hirsch                        124 Louis-Thompson Road, Northeast
                                    Redmond, WA 98053

Karl Hirsch                         1189 Eden Avenue
                                    San Jose, CA 95117

Craig W. Johnson                    Venture Law Group
                                    2800 Sand Hill Road
                                    Menlo Park, CA 94025

Cell Division                       25 Drydock Avenue
Partners & Simons                   Boston, MA 02210

Vincent Pluvinage                   49 Spencer Lane
                                    Atherton, CA 94027

          Investor                                  Address
-----------------------------       ------------------------------------------
Blawie - Stoner Family Trust        c/o Elias J. Blawie
UDT dated July 7, 1992,             Venture Law Group
Elias James Blawie and              2800 Sand Hill Road
Pamela A. Stoner, Trustees          Menlo Park, CA 94025


Daniel Toomey                       15509 Harte Lane
                                    Moorpark, CA 93021

VLG Investments 1997                Venture Law Group
                                    2800 Sand Hill Road
                                    Menlo Park, CA 94025
                                    c/o Elias J. Blawie

Stuart Weisman                      1 Adam Way
                                    Atherton, CA 94027

E*Prescription Purchase             1 Adam Way
Pension Plan FBO;                   Atherton, CA 94027
Stuart Weisman

Brian Conboy                        Wilkie Farr & Gallagher
                                    1155 21st Street NE
                                    Washington, DC 20036

Admiral Bobby R. Inman              701 Brazor Street
                                    Suite 500
                                    Austin, TX 78701

InterNex Information                2302 Walsh Avenue
Services, Inc.                      Santa Clara, CA 95051

InveStar Burgeon Venture            1737 North First Street, Ste. 650
Capital, Inc.                       San Jose, CA 95112
                                    Attn: Kenneth Tai/Fred Wong

Joseph E. Jannotta                  Right-Jannotta & Bray
                                    100 North Riverside Plaza
                                    Suite 1700
                                    Chicago, IL  60606

Olympic Venture Partners            340 Oswego Point Drive, #200
III, L.P.*                          Lake Oswego, OR 97034

OVP III Entrepreneurs Fund          340 Oswego Point Drive, #200
                                    Lake Oswego, OR 97034

Kenneth Adelman                     4018 North 27th Street
                                    Arlington, VA  22207

         Investor                          Address
--------------------------          ---------------------------------------
Charles Schwab & Co., Inc.          1440 Highland View Court
FBO Richard Luebke IRA              Los Altos, CA 94024

EnCompass Group Inc.*               Attn: Craig McCallum
                                    777 108th Avenue, NE
                                    Suite 2300
                                    Bellevue, WA 98004

Intel Corporation*                  Attn: Ken Matthews
                                    SC4-210
                                    2625 Walsh Avenue
                                    Santa Clara, CA 95052

Jerry McGee                         Ogilvy & Mather
                                    11766 Wilshire Blvd., 9th Floor
                                    Los Angeles, CA 90025

Patricia W. Matsuo, Co-Trustee      Attn: Patricia W. Matsuo
McPherson Family Trust dated        24115 NE 29th Street
01/31/82, as Amended and            Redmond, WA 98053
Restated 08/29/95

Nicholas J. Nicholas, Jr.           Pluggers
                                    45 West 67th Street, Ste. 19F
                                    New York, NY 10023

Parma Family Limited                Attn: Leon Parma
Partnership*                        Coast Distributing
                                    5959 Santa Fe Street
                                    San Diego, CA 92109

The Phoenix Partners III            Attn: David Johnston
Limited *                           1000 Second Avenue, Suite 3600
Partnership*                        Seattle, WA 98104

The Phoenix Partners IV             Attn: David Johnston
Limited                             1000 Second Avenue, Suite 3600
Partnership*                        Seattle, WA 98104

The Roy D. and Margie P.Clark       Attn: Roy D. Clark, Trustee
1991 Trust                          c/o Coast Distributing
                                    5959 Santa Fe Street
                                    San Diego, CA 92109

YBR Associates, L.P.                Attn: Terry Robbins
c/o Robbins & Associates            200 West Madison, Suite 770
                                    Chicago, IL 60606

          Investor                                  Address
-----------------------------          -------------------------------------
CNA Trust: FBO Elias J.Blawie          Attn: Jeff Cohen
                                       3080 South Bristol
                                       Costa Mesa, CA 94626

Warren G. Christianson                 63 St. Anthony Parkway
                                       Minneapolis, MN 55440


Michael F. Grady                       Bergeson, Eliopoulos, Grady & Gray
                                       Ten Almaden Boulevard, Suite 200
                                       San Jose, CA 95113

Gary Jacobson                          6121 Beaumont Avenue
                                       La Jolla, CA 92037

Daniel Kessler                         180 Echo Lane
                                       Portola Valley, CA 94028

Thomas Simons                          c/o Cell Division
                                       25 Drydock Avenue
                                       Boston, MA 02110

Richard Gibson Trub, Jr.               c/o Cell Division
                                       25 Drydock Avenue
                                       Boston, MA 02110

Brion B. Applegate                     Spectrum Equity Investors, LP
                                       245 Lytton, Suite 175
                                       Palo Alto, CA 94301

Gregory Kott                           Preview Systems, Inc.
                                       1000 SW Broadway, Suite 1850
                                       Portland, OR 97205

ITOCHU Corporation *                   Attn: Mr.Shinichi Uemura
                                       Information Technology Dept.
                                       5-1, Kita-Aoyama 2-chome
                                       Minato-ku, Tokyo 107-77, Japan

ITOCHU Technology, Inc.                Attn: Takayuki Fukuhara
                                       Export Div.
                                       3100 Patrick Henry Drive
                                       Santa Clara,CA 95054

Robert E. Krebs                        Burns, Doane, Secker & Mathis LLP
                                       3000 Sand Hill Road
                                       Building 4, Ste. 160
                                       Menlo Park, CA 94025

          Investor                                  Address
-----------------------------     ------------------------------------------
Softbank Technology Ventures           Helen MacKenzie
IV, LP*                                SOFTBANK Holdings
                                       T: 408-271-2265 ext. 225
                                       F: 408-271-2270

Softbank Technology Advisors           Helen MacKenzie
Fund LP*                               SOFTBANK Holdings
                                       T: 408-271-2265 ext. 225
                                       F: 408-271-2270

Whiting & Co.*                         Majorie Hurley
Morgan Guaranty Trust Co. of           Securities Information
NY as Trustee of the                   JP Morgan Investment Management Inc.
Comingled Pension Trust                522 Fifth Ave.
Fund (Multi-market Special             New York, NY 10036
Investment Fund II)

Bost & Co.*                            Majorie Hurley
Morgan Guaranty Trust Co. of           Securities Information
NY as Investment Manager               JP Morgan Investment Management Inc.
and Agent for The Alfred P.            522 Fifth Ave.
Sloan Foundation                       New York, NY 10036
(Multi-Market Account)

Whiting & Co.*                         Majorie Hurley
Morgan Guaranty Trust Co. of           Securities Information
NY as Trustee of                       JP Morgan Investment Management Inc.
Multi-Market Special                   522 Fifth Ave.
InvestmentTrust Fund                   New York, NY 10036

Van Wagoner Capital                    Garrett Van Wagoner
Management*                            Van Wagoner Capital Management
                                       345 California Street, Suite 2450
                                       San Francisco, CA 94104

Black Diamond V                        c/o Christopher Lucas
                                       1613 Santa Rosa Avenue
                                       Glendale, CA 91208
                                       818-241-7801

VLGI 1999                              Attn:  Kenji Yanagishita
                                       c/o Venture Law Group
                                       2800 Sand Hill Road
                                       Menlo Park, CA 94025

David Sobota                           c/o Venture Law Group
                                       2800 Sand Hill Road
                                       Menlo Park, CA 94025

          Investor                                  Address
-----------------------------     ------------------------------------------
John Duncan                            c/o Venture Law Group
                                       2800 Sand Hill Road
                                       Menlo Park, CA 94025

Greg Ikonen                            c/o Venture Law Group
                                       2800 Sand Hill Road
                                       Menlo Park, CA 94025

Tom Tobiason                           c/o Venture Law Group
                                       2800 Sand Hill Road
                                       Menlo Park, CA 94025

Stephen J. Venuto                      c/o Venture Law Group
                                       2800 Sand Hill Road
                                       Menlo Park, CA 94025

Seligman Communications                Paul Wick, (Paul Goucher, Legal Counsel)
and Information Fund*                  J&W Seligman
                                       100 Park Avenue, 7th Floor
                                       New York, NY 10016
                                       T:  212-850-1302

Admirals, L.P.*                        Tom Fernandez
                                       c/o Galleon Management
                                       135 East 57th Street, 26th Floor
                                       New York, NY 10022
                                       T: 212-371-6547
                                       F: 212-371-0092
                                       E: tfernandez@galleo ngrp com

BancBoston Capital, Inc.*              Maia D. Heymann
                                       BancBoston Capital, Inc.
                                       435 Tasso Street, Suite 250
                                       Palo Alto, CA 94301
                                       T: 650-470-4140
                                       F: 650-853-1425
                                       E: mdheymann@bkb.com

CDC-Valeurs de Croissance              Albert Miguel-Montanes
Tour Maine Montparnasse*               CDC-Valeurs de Croissance
                                       Tour Maine Montparnasse
                                       33 avenue du Maine
                                       BP 173-75755
                                       Paris Cedex 15
                                       France
                                       T: 33-140-642-264
                                       F: 33-143-271-207
                                       E: a.miguelmontanes@cdcpart.com

          Investor                                  Address
-----------------------------     ------------------------------------------
Clariden Bank (as Nominee)             Walter Frick (Indosuez)
                                       Clariden Bank (as Nominee)
                                       Clariden Strasse 26
                                       CH-8022 Zurich
                                       T: 41.1.205.6448/6449
                                       F: 41.1.205.6492
                                       E:

Banner Partners                        Bryan & Edwards
                                       3000 Sand Hill Road
                                       Menlo Park, CA 94025
                                       T: 650-854-1555

Micro Cap Partners, LP                 William L. Edwards
                                       Palo Alto Investors
                                       470 University Avenue
                                       Palo Alto, CA 94301

Bayview Investors, Ltd.                Jon Coquia
                                       BancBoston Robertson Stephens
                                       555 California Street, Suite 2600
                                       San Francisco, CA 94104
                                       T: 415-676-2936

CB Capital LLC                         Craig Berkman
                                       Managing Member
                                       CG Capital, LLC
                                       806 SW Broadway, Suite 900
                                       Portland, OR 97204
                                       T: 503-228-0700
                                       F: 503-274-9312

CB Capital II, LLC                     Craig Berkman
                                       Managing Member
                                       CG Capital, LLC
                                       806 SW Broadway, Suite 900
                                       Portland, OR 97204
                                       T: 503-228-0700
                                       F: 503-274-9312

C. Blair Partners, L.P.                Chris Blair, Mike Lipner (CFO)
                                       C. Blair Asset Management
                                       5 Greenwich Office Park, 4th Floor
                                       Greenwich, CT 06831
                                       T: 203-552-9797
                                       F: 203-552-9416

          Investor                                  Address
-----------------------------     ------------------------------------------
C. Blair Partners II, L.P.             Chris Blair, Mike Lipner (CFO)
                                       C. Blair Asset Management
                                       5 Greenwich Office Park, 4th Floor
                                       Greenwich, CT 06831
                                       T: 203-552-9797
                                       F: 203-552-9416

C. Blair Fund, LTD                     Chris Blair, Mike Lipner (CFO)
                                       C. Blair Asset Management
                                       5 Greenwich Office Park, 4th Floor
                                       Greenwich, CT 06831
                                       T: 203-552-9797
                                       F: 203-552-9416

Staenberg Private Capital,             Jon Staenberg
LLC                                    Staenberg Private Capital
                                       2000 1st Avenue, Suite 1001
                                       Seattle, WA 98121
                                       T: 206-374-0234
                                       F: 206-728-2123
                                       E: Staenman@aol.com

Fujigin Capital Company                Takashi Nogata
                                       Fujigin Capital Company
                                       Central Plaza Building 4th Floor
                                       1-1 Kaguragashi, Shinjuku-ku
                                       Tokyo, 162-0823
                                       Japan
                                       T: 81.3.3235.0141
                                       F: 81.3.3235.0144
                                       E: Nogatfcc@po.iijnet.or.jp

Rodney Perkins                         Rodney Perkins
                                       801 Welch Road
                                       Palo Alto, CA 94304
                                       T:  650-323-0300

Andrew and Laura Chase,                c/o Smith Barney
Trustees of the Chase                  2775 Sand Hill Road #120
Revocable Trust dtd 4/2/91             Menlo Park, CA 94025


Jeff A. Billig

Donald L. Lucas, TTEE,                 Attn:  Donald L. Lucas
Donald L. Lucas & Lydia S.             3000 Sand Hill Road
Lucas Trust dtd 12-3-84                Building 3, Suite 210
                                       Menlo Park, CA 94025


Walter B. Mills

          Investor                                  Address
-----------------------------     ------------------------------------------
Sarah Doug Rivers, Trustees            64 Spencer Lane
of the Simons Children's               Atherton, CA 94027
Trust dated 4/29/98 FBO
Tyler Simons

Sarah Doug Rivers, Trustees            64 Spencer Lane
of the Simons Children's               Atherton, CA 94027
Trust dated 4/29/98 FBO
Emily Simons

Sarah Doug Rivers, Trustees            64 Spencer Lane
of the Simons Children's               Atherton, CA 94027
Trust dated 4/29/98 FBO
Molly Simons



* designates a Major Investor